UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2007

 ETRIALS WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50531	20-0308891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Aerial Center Parkway, Morrisville, North Carolina	27560
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 653-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 23, 2007 etrials Worldwide, Inc. issued a press release that announced a conference call to discuss its first quarter operating results. Management’s expectations about certain first quarter operating results were included in that press release. A copy of the press release is set forth as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 8.01. Other Events

On April 23, 2007, etrials Worldwide, Inc. issued a press release, a copy of which is furnished as Exhibit 99.2, announcing new customer projects.

Item 9.01.    Financial Statements and Exhibits

Exhibit	Description
99.1	Press Release dated April 23, 2007 announcing conference call and management’s expectations about certain first quarter operating results.

99.2	Press Release dated April 23, 2007 announcing new customer projects.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2007	etrials Worldwide, Inc.

By: /s/ James W. Clark, Jr.
Name: James W. Clark, Jr.
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated April 23, 2007 announcing conference call and management’s expectations about certain first quarter operating results.

99.2	Press Release dated April 23, 2007 announcing new customer projects.

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